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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2006

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-49666                 75-2926439
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 (State or other jurisdiction       (Commission            (I.R.S. Employer
       of incorporation)            File Number)        Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: 86 22-8213-7658

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

        On April 4, 2006, Tiens Biotech Group (USA), Inc. (the "Company") issued a press release reporting the Company's financial results for the three and twelve months ended December 31, 2005. On April 6, 2006, the Company issued a press release reporting corrections to the April 4, 2006 press release regarding information on the Company's domestic and international revenue for the fourth quarter of 2005. Copies of the press releases are furnished as Exhibits 99.1 and
99.2 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits.
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         Exhibit Number    Description
         --------------    -----------------------------------------------------
         99.1              Press release, dated April 4, 2006, reporting the
                           Company's financial results for the three and twelve months ended December 31, 2005.

         99.2 Press release, dated April 6, 2006, reporting corrections to the April 4, 2006 press release regarding information on the Company's domestic and international revenue for the fourth quarter of 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIENS BIOTECH GROUP (USA), INC.


Date: April 7, 2006                     By:    /s/ Jinyuan Li
                                               ---------------------------------
                                        Name:  Jinyuan Li
                                        Title: Chairman, Chief Executive Officer
                                               and President

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Exhibits.
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Exhibit Number      Description
--------------      ------------------------------------------------------------
99.1                Press release, dated April 4, 2006, reporting the Company's financial results for the three and twelve months ended
                    December 31, 2005.

99.2 Press release, dated April 6, 2006, reporting corrections to the April 4, 2006 press release regarding information on the Company's domestic and international revenue for the fourth quarter of 2005.

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